SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2003

TNP ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Texas	1-8847	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY

(Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On December 11, 2003, Standard & Poor’s Inc. notified TNP Enterprises, Inc. and Texas-New Mexico Power Company that it had lowered their corporate credit ratings. The bank and subordinated debt at TNP Enterprises is now rated BB- (Outlook: Stable) and the senior unsecured debt of Texas-New Mexico Power Company is now rated BB+ (Outlook: Stable). The preferred stock at TNP Enterprises, Inc. is rated B+ (Outlook:Stable).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC. (Registrant)

Date: December 18, 2003	By:	/s/ Theodore A. Babcock

Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY (Registrant)

Date: December 18, 2003	By:	/s/ Scott Forbes

Scott Forbes Senior Vice President—Chief Financial Officer

2